FORBEARANCE AGREEMENT

      THIS FORBEARANCE AGREEMENT ("Agreement"), made and entered into as of the 20th day of December, 2005, by and among Laser Energetics, Inc., an Oklahoma corporation ("LEI(Oklahoma)"), Laser Energetics, Inc., a Florida corporation ("LEI (Florida)") (LEI(Oklahoma) and LEI(Florida) are hereinafter collectively referred to as the "Borrower"), and THE ESTATE OF SIDNEY DWORKIN, and MARC DWORKIN and ELLIOTT DWORKIN (collectively, "Creditors").

                                    RECITALS

      A. LEI (Florida) made, executed and delivered to Creditors: (i) that certain promissory note dated March 1, 1999, made payable to the order of Sidney Dworkin in the original principal amount of $342,500.00 ("Sidney Note 1"); (ii) that certain promissory note dated July 7, 1999, made payable to the order of Sidney Dworkin in the original principal amount of $250,000.00 ("Sidney Note 2"); (iii) that certain promissory note dated August 1, 1999, made payable to the order of Sidney Dworkin in the original principal amount of $113,228.00 ("Sidney Note 3"); (iv) that certain promissory note dated August 13, 1999, made payable to the order of Sidney Dworkin in the original principal amount of $40,000.00 ("Sidney Note 4"); that certain promissory note dated September 14, 1999, made payable to the order of Sidney Dworkin in the original principal amount of $30,000.00 ("Sidney Note 5"; Sidney Note 1, Sidney Note 2, Sidney Note 3, Sidney Note 4 and Sidney Note 5 being collectively, the "Sidney Notes"); that certain promissory note dated August 1, 1999, made payable to the order of Marc Dworkin in the original principal amount of $73,601.00 ("Marc Note"), and; that certain promissory note dated August 1, 1999, made payable to the order of Elliott ("Bud") Dworkin in the original principal amount of $70,218.00 ("Elliott Note"). The Sidney Notes, Marc Note and Elliott Note, as previously amended, restated, renewed, or otherwise modified are sometimes hereinafter collectively, "Original Notes".

      B. In September, 2004, LEI(Florida) and Creditors entered into a certain Forbearance Agreement, pursuant to which the Borrower made, executed and delivered to Creditors which amended, restated and renewed the Original Notes:
(i) that certain Amended, Restated and Renewed Promissory Note dated as of January 4, 2001 executed and delivered by the Assignor to the Estate of Sidney Dworkin in the original principal amount of $332,500.00 ("Amended Sidney Note 1"); (ii) that certain Amended, Restated and Renewed Promissory Note dated as of June 30, 2001 executed and delivered by the Assignor to the Estate of Sidney Dworkin in the original principal amount of $250,000.00 ("Amended Sidney Note 2"); (iii) that certain Amended, Restated and Renewed Promissory Note dated as of June 30, 2001 executed and delivered by the Assignor to the Estate of Sidney Dworkin in the original principal amount of $113,228.00 ("Amended Sidney Note 3"); (iv) that certain Amended, Restated and Renewed Promissory Note dated as of June 30, 2001 executed and delivered by the Assignor to the Estate of Sidney Dworkin in the original principal amount of $40,000.00 ("Amended Sidney Note 4"); that certain Amended, Restated and Renewed Promissory Note dated as of January 1, 2001 executed and delivered by the Assignor to the Estate of Sidney Dworkin in the original principal amount of $30,000.00 ("Amended Sidney Note 5"; Amended Sidney Note 1, Amended Sidney Note 2, Amended Sidney Note 3, Amended Sidney Note 4 and Amended Sidney Note 5 being collectively, the "Amended Sidney Notes"); that certain Amended, Restated and Renewed Promissory Note dated as of June 30, 2001 executed and delivered by the Assignor to Marc Dworkin in the original principal amount of $73,601.00 ("Amended Marc Note"), and; that certain Amended, Restated and Renewed Promissory Note dated as of June 30, 2001 executed and delivered by the Assignor to Elliott Dworkin in the original principal amount of $70,218.00 ("Amended Elliott Note"). The Amended Sidney Notes, Amended Marc Note and Amended Elliott Note are hereinafter individually, "Amended Note", and collectively, the "Amended Notes").

      C. Borrower has requested that, for a period from the date hereof through the earlier of (i) February 28, 2008, and (ii) the date that all amounts owed to Cornell Capital Partners, LP (the "Investor"), or any successors or assigns, under the Secured Convertible Debentures in the original principal amount of approximately $1,200,000.00 issued to the Investor pursuant to the Amended and Restated Securities Purchase Agreement between the Company and the Investor dated on or about the date hereof have been paid ("Forbearance Period") and so long as no default occurs hereunder, Creditors shall forbear from exercising their rights and remedies against Borrower because of Borrower's failure to comply with its obligations under the Original Notes, the Amended Notes and any other documents executed by Borrower in connection with the Loan (sometimes collectively, "Loan Documents"), and the Creditors are willing to grant said forbearance subject to Borrower's giving the Creditors the representations, assurances and other agreements hereinafter set forth.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto do hereby agree as follows:

      1. The Recitals hereinabove contained are true and correct and are made a part hereof.

      2. As of October 31, 2005, Borrower acknowledges (i) that the unpaid principal balance of the Sidney Note 1 (as amended by Amended Sidney Note 1) is $332,402.00, (ii) that accrued interest is $140,840.00, and (iii) interest accrues at 9.75% per annum.

      3. As of October 31, 2005, Borrower acknowledges (i) that the unpaid principal balance of the Sidney Note 2 (as amended by Amended Sidney Note 2) is $250,000.00, (ii) that accrued interest is $240,417.00.00, and (iii) interest accrues at 15.00% per annum.

      4. As of October 31, 2005, Borrower acknowledges (i) that the unpaid principal balance of the Sidney Note 3 (as amended by Amended Sidney Note 3) is $113,228.00, (ii) that accrued interest is $107,708.00, and (iii) interest accrues at 15.00% per annum.

      5. As of October 31, 2005, Borrower acknowledges (i) that the unpaid principal balance of the Sidney Note 4 (as amended by Amended Sidney Note 4) is $40,000.00, (ii) that accrued interest is $37,850.00, and (iii) interest accrues at 15.00% per annum.

      6. As of October 31, 2005, Borrower acknowledges (i) that the unpaid principal balance of the Sidney Note 5 (as amended by Amended Sidney Note 5) is $30,000.00, (ii) that accrued interest is $27,988.00, and (iii) interest accrues at 15.00% per annum.

      7. As of October 31, 2005, Borrower acknowledges (i) that the unpaid principal balance of the Marc Note (as amended by Amended Marc Note) is $48,101.00, (ii) that accrued interest is $36,954.00, and (iii) interest accrues at 15.00% per annum.

      8. As of October 31, 2005, Borrower acknowledges (i) that the unpaid principal balance of the Elliott Note (as amended by Amended Elliott Note) is $44,718.00, (ii) that accrued interest is $33,738.00, and (iii) interest accrues at 15.00% per annum.

      9. Contemporaneously with the execution of this Agreement, Elliott Dworkin, The Estate of Marc Dworkin and the Estate of Sidney Dworkin agree to enter into the Lock-Up Agreement in the form of Exhibit "B" attached hereto (the "Lock-Up Agreement").

      10. Subject to the provisions hereinafter set forth, Creditors hereby agree to forbear from exercising its rights and remedies under the Loan Documents during the Forbearance Period (defined hereinafter), provided that:

            (i) LEI(Oklahoma), conditioned upon the execution of this Agreement and the Lock-Up Agreements by each of the Creditors and the execution of the Subscription Agreements in the form of Exhibit "A" (the "Subscription Agreements") by the Elliott Dworkin and The Estate of Marc Dworkin, executes the Subscription Agreements and the Lock-Up Agreements and issues to each of Elliott Dworkin and The Estate of Marc Dworkin 375,000 shares of Class A Common Stock of the Borrower, par value $0.001 and agrees to register the 5,585,407 shares of Class A Common Stock of the Borrower, par value $0.001, already owned by Elliott Dworkin and The Estate of Marc Dworkin pursuant to the terms of the Subscription Agreement; and

            (ii) Borrower agrees, promptly upon request by Creditors, to cooperate, adjust, initial, re-execute and re-deliver any and all Loan Documents, including but not limited to any notes, resolutions or affidavits if deemed necessary or desirable in the sole discretion of the Creditors in order to fully document or complete the Obligations.

            (iii) Borrower agrees, promptly upon request by Creditors, to take any necessary steps to fulfill its obligations under this Agreement and the Subscription Agreement.

      11. Subject to the Borrower's execution of this Agreement and the compliance with the terms and conditions set forth herein, the Creditors agree to forbear from taking any legal action to enforce the Loan Documents from the date of this Agreement to and including the Forbearance Period provided that no default under this Agreement or the Subscription Agreements occurs during the Forbearance Period. Upon the sooner to occur of (i) the end of the Forbearance Period, and (ii) the occurrence of any default under this Forbearance Agreement or the Subscription Agreements, the obligations of Creditors under this Agreement will, at the option of Creditors, terminate on such date.

      12. The Creditors' agreement to forbear from their rights and remedies, as hereinbefore set forth, shall be void ab initio and of no force or effect, and Borrower shall be obligated to repay to Creditors the indebtedness evidenced by the Original Notes, as renewed, restated and amended by the Amended Notes (collectively, "Notes"), upon the occurrence of any of the following events: (i) if any of the representations and warranties or covenants set forth in this Agreement, or in the Loan Documents or in any other document delivered in connection with this Agreement are determined at any time to be materially false or misleading; or (ii) if Borrower fails to duly and promptly observe, perform and discharge any covenant, term, condition or agreement contained in this Agreement or the Subscription Agreements.

      13. The Borrower hereby represents and warrants unto Creditors that (i) the Loan Documents are valid and binding obligations of the Borrower, enforceable in accordance with their terms; (ii) the obligations under the Notes shall continue to be secured by the Loan Documents without novation or interruption; (iii) no payment of interest which has been made to the Creditors nor contracted to be made to the Creditors has resulted or will result in the computation or earnings of interest in excess of the maximum lawful rate; (iv) no payment of interest which has been made to Creditors nor contracted to be made to Creditors has resulted or will result in the computation or earnings of interest in excess of the maximum lawful rate; (v) no oral representations, statements, or inducements have been made by Creditors with respect to the Loan or this Agreement; (vi) Borrower has the full power and authority to enter into and perform its obligations hereunder and each transaction contemplated hereby;
(vii) the execution and delivery by Borrower of this Agreement and each other document contemplated hereby and its performance of its obligations hereunder and thereunder have been duly authorized by all necessary proceedings on the part of Borrower; (viii) Borrower is current on all taxes applicable to Borrower or its business and has not filed any lawsuit, appeal or other proceeding challenging any tax assessment against Borrower, any of its properties or its business; (ix) there are no judgments outstanding against Borrower and there is no action, suit, proceeding, or investigation now pending (or to the best of Borrower's knowledge after diligent inquiry, threatened) against, involving or affecting Borrower, at law, in equity or before any governmental authority that if adversely determined as to Borrower would result in a material adverse change in the business or financial condition of the Borrower, nor is there any basis for such action, suit, proceeding or investigation; and (x) the execution and delivery by the Borrower of, and the performance by the Borrowers of the obligations in, this Agreement, the Subscription Agreements and the Lock-Up Agreements will not result in a breach or default under the Secured Convertible Debentures in the original principal amount of approximately $1,200,000.00 issued to the Investor or any other agreement with the Investor.

      14. The Loan Documents and all representations and warranties contained therein, all of the documents executed in connection with the foregoing and any and all modifications, amendments, affirmations and extensions to any and all of the foregoing are hereby ratified, confirmed and approved in all respects as of the date hereof.

      15. Borrower hereby agrees that, in consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, including the forbearance of Creditors from exercising the rights and remedies otherwise available to them under the Loan Documents, the receipt and sufficiency of which are hereby acknowledged, in the event Borrower shall
(i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended; (ii) be the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended
(iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors; (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator; or (v) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Creditors shall thereupon be entitled to relief from any automatic stay imposed by Section 362 of Title 11 of the U.S. Code, as amended, or otherwise, on or against the exercise of the rights and remedies otherwise available to Creditors as provided in the Amended Notes and other Loan Documents, as hereby amended, and as otherwise provided by law.

      16. All financial statements or other statements of financial condition delivered by the Borrower to the Creditors prior to the date of this Agreement are true and correct, fairly present the financial condition of the Borrower and have been prepared in accordance with generally accepted accounting principles, consistently applied; as of the date of this Agreement, there are no obligations, liabilities or indebtedness (including contingent liabilities) which are material to the Borrower which are not reflected in such financial statements; and no material adverse change has occurred in the financial condition of the Borrower since the date of the most recent financial statements which the Borrower has delivered to the Creditors.

      17. Borrower represents and warrants unto Creditors that (i) Borrower has entered into this Agreement voluntarily and has not been coerced by Creditors in any manner; (ii) to the extent necessary or appropriate, Borrower has engaged an attorney or attorneys in connection with the preparation and review of this Agreement, have specifically discussed with their respective attorneys the meaning and effect of this Agreement, and have carefully read and understand the scope of each provision contained herein, and have not relied upon any representation or statement made by Creditors or by any representative of Creditors with regard to the subject matter, basis or effect of this Agreement.
(iii) is not relying on any representation, either written or oral, express or implied, made by the Creditors other than as set forth in this Agreement; (iv) on the Borrower's own initiative has made proposals to the Creditors, the terms of which are reflected by this Agreement; and (v) has received actual and adequate consideration to enter into this Agreement, the Subscription Agreements and the Loan Documents.

      18. Creditors are under no obligation to grant or to make any further or additional loans to Borrower or to further extend, amend or modify the Amended Notes, the other Loan Documents or any other document executed in connection therewith.

      19. This Agreement shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Florida, excluding the principles thereof governing conflicts of law.

      20. This Agreement shall be binding upon, and shall inure to the benefit of, the respective successors and assigns of the parties hereto. Creditors may assign, in whole or in part, their rights under this Agreement. Upon any unconditional assignment of Creditors' entire right and interest hereunder, Creditors shall automatically be relieved, from and after the date of such assignment, of liability for the performance of any obligation of Creditors contained herein.

      21. Time is of the essence of each provision of this Agreement.

      22. This Agreement constitutes the entire agreement (including all representations and promises made) among the parties with respect to the subject matter hereof and no modification or waiver shall be effective unless in writing and signed by the party to be charged.

      23. The parties may execute this Agreement and any other agreement executed pursuant to it in counterparts. Each executed counterpart will be deemed to be an original, and all of them, together, will constitute the same agreement. This Agreement will become effective as of its stated date of execution, when each party has signed a counterpart and all the executed counterparts have been delivered to Creditors.

      24. The Loan Documents and all of the documents executed in connection with the foregoing and any and all modifications and extensions to any and all of the foregoing are hereby ratified, confirmed and approved in all respects.

                              WAIVER OF JURY TRIAL

      25. BORROWER AND CREDITORS HEREBY AGREE AS FOLLOWS: (A) EACH OF THEM KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION (AN "ACTION") BASED UPON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY RELATED DOCUMENTS, INSTRUMENTS, OR AGREEMENTS (WHETHER ORAL OR WRITTEN AND WHETHER EXPRESS OR IMPLIED AS A RESULT OF A COURSE OF DEALING, A COURSE OF CONDUCT, A STATEMENT, OR OTHER ACTION OF EITHER PARTY);

(B) NEITHER OF THEM MAY SEEK A TRIAL BY JURY IN ANY SUCH ACTION; (C) NEITHER OF THEM WILL SEEK TO CONSOLIDATE ANY SUCH ACTION (IN WHICH A JURY TRIAL HAS BEEN WAIVED) WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND (D) NEITHER OF THEM HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER OF THEM THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

Signed, sealed and delivered               BORROWER:
in the presence of:

                                           LASER ENERGETICS, INC., an Oklahoma
/s/ Theresa Orashen                        corporation
--------------------------------
Witness Signature

Theresa Orashen
--------------------------------           By: /s/ Robert D. Battis
Print Name of Witness                          ---------------------------------
                                           Print Name: Robert D. Battis
/s/ Andrea A. Guerieri                     Its: President & CEO
--------------------------------
Witness Signature

/s/ Andrea A. Guerieri
--------------------------------
Print Name of Witness

Signed, sealed and delivered
in the presence of:

                                           LASER ENERGETICS, INC., a Florida
/s/ Theresa Orashen                        corporation
--------------------------------
Witness Signature

Theresa Orashen
--------------------------------           By: /s/ Robert D. Battis
Print Name of Witness                          ---------------------------------
                                           Print Name: Robert D. Battis
/s/ Andrea A. Guerieri                     Its: President & CEO
--------------------------------
Witness Signature

/s/ Andrea A. Guerieri
--------------------------------
Print Name of Witness

Signed, sealed and delivered               CREDITORS:
in the presence of:
                                           ESTATE OF SIDNEY DWORKIN

/s/ R. Belle Isle
--------------------------------           By: /s/ Doris Dworkin, Personal Rep.
Witness Signature                              ---------------------------------
                                           Name: Doris Dworkin
R. Belle Isle                              Title: Personal Rep.
--------------------------------
Print Name of Witness

/s/ Ronald Paolino
--------------------------------
Witness Signature

Ronald Paolino
--------------------------------
Print Name of Witness

/s/ Adrienne Deckman
--------------------------------           CREDITORS:
Witness Signature

Adrienne Deckman
--------------------------------           ESTATE OF MARC DWORKIN
Print Name of Witness

/s/ Jerrold L. Goldstein                   By: /s/ Patricia Dworkin
--------------------------------               ---------------------------------
Witness Signature                          Name: Patricia Dworkin
                                           Title:_______________________________
Jerrold L. Goldstein
--------------------------------
Print Name of Witness

/s/ Ronald Paolino
--------------------------------
Witness Signature
                                           /s/ Elliott Dworkin
Ronald Paolino                             -------------------------------------
--------------------------------           ELLIOTT DWORKIN
Print Name of Witness

/s/ R. Belle Isle
--------------------------------
Witness Signature

R. Belle Isle
--------------------------------
Print Name of Witness

STATE OF New Jersey        )
                           ) ss:
COUNTY OF Mercer           )

      The foregoing instrument was acknowledged before me this 28th day of December, 2005, by Robert D. Battis, as President & CEO of LASER ENERGETICS, INC., an Oklahoma corporation, on behalf of the corporation, |X| who is personally known to me or |_| has produced as identification and who did take an oath.

                                          /s/ Jeanne Krumm
                                          --------------------------------------
                                          NOTARY PUBLIC, State of New Jersey

                                          Jeanne Krumm
                                          --------------------------------------
                                          Print Name

                                          Commission No.________________________

                                          My Commission Expires: August 26, 2008

STATE OF New Jersey        )
                           ) ss:
COUNTY OF Mercer           )

      The foregoing instrument was acknowledged before me this 28th day of December, 2005, by Robert D. Battis, as President & CEO of LASER ENERGETICS, INC., a Florida corporation, on behalf of the corporation, |X| who is personally known to me or |_| has produced as identification and who did take an oath.

                                          /s/ Jeanne Krumm
                                          --------------------------------------
                                          NOTARY PUBLIC, State of New Jersey

                                          Jeanne Krumm
                                          --------------------------------------
                                          Print Name

                                          Commission No.________________________

                                          My Commission Expires: August 28, 2008

STATE OF Florida           )
                           ) ss:
COUNTY OF Palm Beach       )

      The foregoing instrument was acknowledged before me this 28 day of Dec., 2005, by Doris Dworkin, as Personal Rep of the ESTATE OF SIDNEY DWORKIN, on behalf of the estate, |X| who is personally known to me or |_| has produced as identification and who did take an oath.

                                          /s/ Janet S. Walker
                                          --------------------------------------
                                          NOTARY PUBLIC, State of Florida

                                          Janet S. Walker
                                          --------------------------------------
                                          Print Name

                                          Commission No. DD248669

                                          My Commission Expires: 09/09/07

STATE OF OHIO              )
                           ) ss:
COUNTY OF ___________      )

      The foregoing instrument was acknowledged before me this 20th day of Dec., 2004, by Patricia Dworkin, as for of the ESTATE OF MARC DWORKIN, deceased, on behalf of the estate, |X| who is personally known to me or |_| has produced as identification and who did take an oath.

                                            /s/ Adrienne Lalak Deckman
                                            ------------------------------------
                                            NOTARY PUBLIC, State of ____________

                                            Adrienne Lalak Deckman
                                            ------------------------------------
                                            Print Name

                                            Commission No.______________________

                                            My Commission Expires:______________

STATE OF Florida           )
                           ) ss:
COUNTY OF Palm Beach       )

      The foregoing instrument was acknowledged before me this 28 day of Dec., 2005, by ELIOTT DWORKIN, |X| who is personally known to me or |_| has produced as identification and who did take an oath.


                                            /s/ Janet S. Walker
                                            ------------------------------------
                                            NOTARY PUBLIC, State of Florida

                                            Janet S. Walker
                                            ------------------------------------
                                            Print Name

                                            Commission No. DD 248669
                                                           ---------------------

                                            My Commission Expires: 09/09/07
                                                                   -------------

                                    EXHIBIT A

                         FORM OF SUBSCRIPTION AGREEMENT

                                 (see attached)

                                    EXHIBIT B

                            FORM OF LOCK-UP AGREEMENT

                                 (See attached)